CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Nils Tuchschmid, President of Credit Suisse Alternative Capital Relative Value Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the   requirements  of  Section  13(a)  or   15(d)  of the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 5, 2006                /s/ Nils Tuchschmid
     -------------------------          ------------------------------------
                                        Nils Tuchschmid, President
                                        (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Relative Value Institutional Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR  of the Registrant (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 5, 2006                /s/ Edward Poletti
     -------------------------          ------------------------------------
                                        Edward Poletti, Chief Financial
                                        Officer and Treasurer
                                        (principal financial officer)